      SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED OCTOBER 23, 1996

                                        DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


MUNICIPAL INVESTMENT          ESTIMATED CURRENT RETURN shows the estimated
TRUST FUND                    annual cash to be received from interest-bearing
MULTISTATE SERIES 300         bonds in the Portfolio (net of estimated annual
(UNIT INVESTMENT TRUSTS)      expenses) divided by the Public Offering Price
------------------------------(including the maximum deferred sales charge).
/ / EXEMPT FROM REGULAR       ESTIMATED LONG TERM RETURN is a measure of the
    FEDERAL INCOME TAX        estimated return over the estimated life of the
    AND SOME STATE TAXES      Fund. This represents an average of the yields to
/ / DEFINED PORTFOLIOS OF     maturity (or in certain cases, to an earlier call
    MUNICIPAL BONDS           date) of the individual bonds in the Portfolio,
/ / MONTHLY INCOME            adjusted to reflect the maximum deferred sales
CALIFORNIA INSURED TRUST      charge and estimated expenses. The average yield
%                             for the Portfolio is derived by weighting each
  ESTIMATED CURRENT RETURN    bond's yield by its market value and the time
  %                           remaining to the call or maturity date, depending
  ESTIMATED LONG TERM RETURN  on how the bond is priced. Unlike Estimated
NEW YORK TRUST                Current Return, Estimated Long Term Return takes
%                             into account maturities, discounts and premiums of
  ESTIMATED CURRENT RETURN    the underlying bonds.
  %                           No return estimate can be predictive of your
  ESTIMATED LONG TERM RETURN  actual return because returns will vary with
AS OF           , 1996        purchase price (including sales charges), how long

                              units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated Current Return and Estimated Long Term Return are designed to be comparative rather than predictive. A yield calculation which is more comparable to an individual bond may be higher or lower than Estimated Current Return or Estimated Long Term Return which are more comparable to return calculations used by other investment products.



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
SPONSORS:                      HAS THE COMMISSION OR ANY STATE SECURITIES
Merrill Lynch,                 COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
Pierce, Fenner & Smith         OF THIS DOCUMENT. ANY REPRESENTATION TO THE
Incorporated                   CONTRARY IS A CRIMINAL OFFENSE.
Smith Barney Inc.              Inquiries should be directed to the Trustee at

PaineWebber Incorporated       1-800-221-7771.
Prudential Securities          Prospectus dated         , 1996.

Incorporated                   INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Dean Witter Reynolds Inc.      AND RETAIN IT FOR FUTURE REFERENCE.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.

--------------------------------------------------------------------------------

Defined Asset FundsSM

Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $100 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. Each portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
---------------------------------------------------
Defined Multistate Series
---------------------------------------------------

Our defined portfolios of municipal bonds offers you a simple and convenient way to earn tax-free monthly income. And by purchasing Defined Asset Funds, you not only receive professional selection but also gain the advantage of reduced risk by investing in bonds of several different issuers.

INVESTMENT OBJECTIVE

To provide interest income exempt from regular federal income taxes through investment in a fixed portfolio consisting primarily of municipal bonds issued by or on behalf of a single State and its local governments and authorities. Units may also be exempt from certain state and local taxes for residents of the State.

DIVERSIFICATION

Each Portfolio contains a number of different bond issues. Spreading your investment among different issuers reduces your risk, but does not eliminate it, especially since each Portfolio contains bonds of only one State. Because of maturities, sales or other dispositions of bonds, the size, composition and return of the Portfolio will change over time.
---------------------------------------------------
Defining Your Portfolio
---------------------------------------------------

PROFESSIONAL SELECTION AND SUPERVISION

Each Portfolio contains a variety of bonds selected by experienced buyers. The Fund is not actively managed; however, it is regularly reviewed and a bond can be sold if retaining it is considered detrimental to investors' interests.

MONTHLY FEDERALLY TAX-FREE INTEREST INCOME

Each Portfolio pays monthly income, even though the bonds generally pay interest semi-annually.

INSURANCE

Certain bonds are insured. This insurance guarantees the timely payment of principal and interest of the bonds, but does not guarantee the value of the bonds or the units. Insurance does not cover accelerated payments of principal or any increase in interest payments or premiums payable on mandatory redemptions, including if interest on a bond is determined to be taxable. (See Bonds Backed by Letters of Credit or Insurance in Part B).

BOND CALL FEATURES

It is possible that during periods of falling interest rates, a bond with a coupon higher than current market rates will be prepaid or 'called', at the option of the bond issuer, before its expected maturity. When bonds are initially callable, the price is usually at a premium to par which then declines to par over time. Bonds may also be subject to a mandatory sinking fund or have extraordinary redemption provisions. For example, if the bond's proceeds are not able to be used as intended the bond may be redeemed. This redemption and the sinking fund are often at par.

CALL PROTECTION

Although many bonds are subject to optional refunding or call provisions, we have selected bonds with call protection. This call protection means that any bond in a Portfolio generally cannot be called for a number of years and thereafter at a declining premium over par.

TAX INFORMATION

Based on the opinion of bond counsel, income from the bonds held by this Fund is generally 100% exempt under existing laws from regular federal income tax and certain state and local personal income taxes for residents of a particular State. Any gain on a disposition of the underlying bonds or units will be subject to tax.

---------------------------------------------------
Defining Your Investment
---------------------------------------------------

PUBLIC OFFERING PRICE


The Public Offering Price as of           , 1996, the business day prior to the
Initial Date of Deposit, is based on the aggregate offer side value of the underlying bonds in the Portfolio, plus cash, divided by the number of units outstanding. The Public Offering Price on any subsequent date will vary. An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time on every business day.


UNIT PAR VALUE

The par value of your unit--the amount of money you will receive by termination of the Trust, assuming all the bonds are paid at maturity or are redeemed by the issuer at par or sold by the Fund at par to meet redemptions--is $1,000.

LOW MINIMUM INVESTMENT

You can get started with a minimum purchase of about $1,000.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into a separate portfolio of federally tax-exempt bonds. Most or all of the bonds in that portfolio, however, will not be insured or exempt from state and local taxes. Reinvesting helps to compound your income free of federal income taxes.

PRINCIPAL DISTRIBUTIONS

Principal from sales, redemptions and maturities of bonds in the Portfolios will be distributed to investors periodically when the amount to be distributed is more than $5.00 per unit.

TERMINATION DATE

The Portfolios will generally terminate no later than the maturity date of the last maturing bond listed in the Portfolio. The Portfolios may be terminated if the value is less than 40% of the face amount of bonds deposited.

SPONSORS' PROFIT OR LOSS

The Sponsors' profit or loss associated with each Portfolio will include the receipt of applicable sales charges, any fees for underwriting or placing bonds, fluctuations in the Public Offering Price or secondary market price of units and a gain or loss on the deposit of the bonds (see Underwriters' and Sponsors' Profit in Part B).

REDEEMING OR SELLING YOUR INVESTMENT


You may redeem or sell your units at any time. Your price is based on the then current net asset value of the Trust (based on the offer side evaluation of the bonds during the initial public offering period and for at least the first three months of the Trust and on the lower, bid side evaluation thereafter, as determined by an independent evaluator, plus principal cash, if any, as well as accrued interest). There is no fee for redeeming or selling your units.


---------------------------------------------------
Defining Your Risks
---------------------------------------------------

RISK FACTORS

Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds and any insurance companies backing certain of the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any security to be sold. There is no guarantee that the Fund will achieve its investment objective.

In addition, each Portfolio has fewer bond issues than a national fund, and is concentrated in bonds of issuers located in only one State. There may be additional risk from decreased diversification as well as from factors particular to that State.

UNDERWRITING ACCOUNT


     of the Sponsors has participated as underwriter, managing underwriter or
member of an underwriting syndicate from which    of the bonds in the Trust were
acquired.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
P.O. Box 9051
Princeton, NJ 08543-9051                                                       %

SMITH BARNEY INC.
388 Greenwich Street--23rd Floor
New York, NY 10013                                                             %

PAINEWEBBER INCORPORATED
1285 Avenue of the Americas
New York, NY 10019                                                             %

PRUDENTIAL SECURITIES INCORPORATED
One New York Plaza
New York, NY 10292                                                             %

DEAN WITTER REYNOLDS INC.
Two World Trade Center--59th Floor
New York, NY 10048                                                        _____%
                                                                         100.00%

--------------------------------------------------------------------------------

                             Defined California Insured Trust
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION

The Portfolio contains  California bond issues.

TYPES OF BONDS

The Portfolio consists of $         face amount of municipal bonds of the
following types:

                                                              APPROXIMATE
                                                     PORTFOLIO PERCENTAGE

  / / Hospitals/Nursing Homes/Mental Health                     %
  / / Industrial Development Revenue                            %
  / / Lease Rental Appropriation                                %
  / / Municipal Water/Sewer Utilities                           %

INSURED AAA-RATED BONDS

As a result of insurance, the bonds are rated AAA by Standard & Poor's Ratings group.

The approximate percentage of the aggregate face amount insured by each insurance company is:


AMBAC Insurance Company                                         %
MBIA Insurance Corporation                                      %


PORTFOLIO CONCENTRATIONS

The Portfolio is considered to be concentrated in and bonds and is therefore dependent on revenues generated from those particular activities. (See Risk Factors in Part B.) The Portfolio is also concentrated in bonds of California issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to California, which are briefly described on page A-6.
---------------------------------------------------
Defining Your Income
---------------------------------------------------

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


First Distribution per unit
(         25, 1996):                           $
Regular Monthly Income per unit
(Beginning on          25, 1996):              $
Annual Income per unit:                        $


These figures are estimates determined as of the business day prior to the Initial Date of Deposit and actual payments may vary.

Estimated cash flows are available upon request from the Sponsors.

---------------------------------------------------
Defining Your Costs
---------------------------------------------------

SALES CHARGES

The Trust does not have an up-front sales charge in the initial offering period until the deduction of the first deferred sales charge installment on February 10, 1997. In the first three years of owning your units you will pay a deferred sales charge of $15 per unit each year ($3.75 quarterly February, May, August and November), a total of $45.00. This deferred sales charge will be paid from interest on the short-term bonds in the Portfolio and proceeds from the periodic sale or maturity of those bonds. Interest on these short-term bonds is not included in the Trust's return figures. Units purchased after the deduction of the first deferred sales charge installment will be charged an up-front sales charge equal to 0.375% per unit based on the Public Offering Price (less any deferred sales charge not yet accrued) multiplied by the number of deferred sales charge payments already deducted. (See How to Buy Units in Part B.)

Although the Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                              As a %
                            of Initial
                             Offering
                              Period
                              Public      Amount per
                             Offering       $1,000
                               Price       Invested
                            -----------   -----------
Maximum Sales Charges               4.50% $      45.00


The Trust (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio-- as is common for mutual funds.

ESTIMATED ANNUAL FUND OPERATING EXPENSES


                             As a %
                           of Average
                          Net Assets*      Per Unit
                          ------------   ------------
Trustee's Fee%                           $
Portfolio Supervision
  and Bookkeeping Fees%
Evaluator's Fee%
Organizational Costs%
Other Operating
Expenses%
                          ------------   ------------
TOTAL%                                   $


------------
* Based on the mean of the bid and offer side evaluations.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods:


1 Year   3 Years   5 Years   10 Years
  $         $         $         $


The example assumes reinvestment of all distributions into additional units of the Fund (a reinvestment option different from that offered by this Fund) and uses a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Costs Over Time above reflect both sales charges and operating expenses on an increasing investment (because the net annual return is reinvested). The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than the example.

As of           , 1996, the Public Offering Price was $        , based on the
aggregate offer side value of the bonds ($            ), plus cash ($         ),
divided by the number of units outstanding (     ). An amount equal to principal
cash, if any, as well as net accrued but undistributed interest on the unit is
added to the Public Offering Price. Sponsors' profit on deposit was $         .

The bid side redemption and secondary market repurchase price as of          ,
1996 was $      ($     less than the Public Offering Price). This price reflects
deductions of the deferred sales charge which declines quarterly over the first three years of the Trust ($15 annually). If you redeem or sell your Units before the third anniversary of the Trust you will pay the remaining balance of the deferred sales charge.

--------------------------------------------------------------------------------

                      Defined California Insured Portfolio
--------------------------------------------------------------------------------

Municipal Investment Trust Fund
Multistate Series--300
California Insured Trust                                                  , 1996


                                                     OPTIONAL         SINKING
                                       RATING       REFUNDING           FUND
                                     OF ISSUES     REDEMPTIONS      REDEMPTIONS          COST
PORTFOLIO TITLE                         (1)            (2)              (2)          TO FUND (3)
--------------------------------------------------------------------------------------------------
                                                                                    $











[Short-term (1,2 and 3 year) bonds]
(5)
                                                                                    --------------
                                                                                    --------------
                                                                                    --------------

----------------------------
(1) All ratings are by Standard & Poor's Ratings Group. (See Appendix A to Part B.)
(2) Bonds are first subject to optional redemptions (which may be exercised in whole or in part) on the dates and at the prices indicated under the Optional Refunding Redemptions column. In subsequent years, bonds are redeemable at declining prices, but typically not below par value. Some issues may be subject to sinking fund redemption or extraordinary redemption without premium prior to the dates shown.
(3)  Evaluation of the bonds by the Evaluator is made on the basis of current
offer side evaluation. On this basis,   % of the bonds were deposited at a
premium,   % at par and   % at a discount from par.
(4)  This bond is a when-issued bond and is expected to settle   days after the
settlement date for Units. The Trustee's fees and expenses will be reduced by
$   per Unit to compensate for interest that would have accrued on the bonds between the settlement date for Units and the actual date of delivery of the bonds. (See Income, Distributions and Reinvestment--Income in Part B.)
(5) It is anticipated that interest and principal received from these bonds will be applied to the payment of the Trust's deferred sales charge and, therefore, these amounts have not been included in the Trust's calculation of Estimated Current and Long Term Returns.

--------------------------------------------------------------------------------

                           California Taxes and Risks
--------------------------------------------------------------------------------

CALIFORNIA RISK FACTORS

    From the latter years of the 1980s through fiscal year 1992-1993, California weathered a turbulent period of repeated budgetary imbalance. Even as rapid population growth escalated the demand for government services, an economic recession ravaged the State's revenue base and drove expenditures above budget appropriations.

    Bolstered by strengthening revenues, reduced caseload growth and an improving economy, the State has begun to experience some relief from the serious budgetary pressures that characterized a significant portion of the decade. Reflecting the belief shared by many analysts that the California economy would remain strong, the 1996-1997 Budget Act allocated a State budget of some $63 billion. In the context of optimistic revenue projections released by the Department of Finance, the Budget Act granted a $230 million tax cut to corporations while simultaneously providing an increase in funding for education and prisons. However, only a relatively modest amount, $287 million, was allocated to the reserve fund available for emergencies such as earthquakes.

    Nonetheless, the State's budgetary fortunes continue to be subject to unforeseeable events. In December, 1994, for example, Orange County, California and its Investment Pool filed for bankruptcy. A plan of adjustment has been approved by the court and became effective under which all non-municipal creditors are to be paid in full. However, the ultimate financial impact on the County and the State cannot be predicted with any certainty. In addition, constant fluctuations in other factors affecting the State -- including health and welfare caseloads, property tax receipts, federal funding and extraordinary expenditures related to natural disasters -- will undoubtedly create new budget challenges.

    Furthermore, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects on the California economy. Among these are measures that have established tax, spending or appropriations limits and prohibited the imposition of certain new taxes, authorized the transfers of tax liabilities and reallocations of tax receipts among governmental entities and provided for minimum levels of funding.

    Finally, certain bonds in the Trust may be subject to provisions of California law that could adversely affect payments on those bonds or limit the remedies available to bondholders. Among these are bonds of health care institutions which are subject to the strict rules and limits regarding reimbursement payments of California's Medi-Cal Program for health care services to welfare beneficiaries, and bonds secured by liens on real property.

    General obligation bonds of the State of California are currently rated A1 by Moody's and A+ by Standard & Poor's.

CALIFORNIA TAXES

    In the opinion of O'Melveny & Myers LLP, Los Angeles, California, special counsel on California tax matters, under existing California law:

    The Trust is neither a business trust nor an association taxable as a corporation for California tax purposes. Each holder will be considered the owner of a pro rata portion of the Trust Fund and will be deemed to receive his pro rata portion of the income therefrom. To the extent interest on the Debt Obligations is exempt from California personal income taxes, said interest is similarly exempt from California personal income taxes in the hands of the holders, except to the extent such holders are banks or corporations subject to the California franchise tax. Holders will be subject to California income tax on any gain on the disposition of all or part of his pro rata portion of a Debt Obligation in the Trust Fund. A holder will be considered to have disposed of all or part of his pro rata portion of each Debt Obligation when he sells or redeems all or some of his Units. A holder will also be considered to have disposed of all or part of his pro rata portion of a Debt Obligation when all or part of the Debt Obligation is sold by the Trust Fund or is redeemed or paid at maturity. The Debt Obligations and the Units are not taxable under the California personal property tax law.

--------------------------------------------------------------------------------
                             Defined New York Trust
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION


The Portfolio contains  New York bond issues.

TYPES OF BONDS

The Portfolio consists of $         face amount of municipal bonds of the
following types:

                                                   APPROXIMATE
                                          PORTFOLIO PERCENTAGE

  / / Airports/Ports/Highways                          %
  / / Lease Rental Appropriation                       %
  / / Municipal Water/Sewer Utilities                  %
  / / Special Tax                                      %

PORTFOLIO CONCENTRATIONS

The Portfolio is considered to be concentrated in bonds and is therefore dependent on revenues generated from those particular activities. (See Risk Factors in Part B.) The Portfolio is also concentrated in bonds of New York issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to New York, which are briefly described on page A-9.

RATED A OR BETTER

Each bond included in the Portfolio is rated investment grade. Each bond has been selected by investment professionals from among available bonds rated A or better by a nationally recognized rating organization. (See Bonds Backed by Letters of Credit or Insurance in Part B.)

---------------------------------------------------
Defining Your Income
---------------------------------------------------

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


First Distribution per unit
(         25, 1996):                           $
Regular Monthly Income per unit
(Beginning on          25, 1996):              $
Annual Income per unit:                        $


These figures are estimates determined as of the business day prior to the Initial Date of Deposit and actual payments may vary.

Estimated cash flows are available upon request from the Sponsors.
---------------------------------------------------
Defining Your Costs
---------------------------------------------------

SALES CHARGES

The Trust does not have an up-front sales charge in the initial offering period until the deduction of the first deferred sales charge installment on February 10, 1997. In the first three years of owning your units you will pay a deferred sales charge of $15 per unit each year ($3.75 quarterly February, May, August and November), a total of $45.00. This deferred sales charge will be paid from interest on the short-term bonds in the Portfolio and proceeds from the periodic sale or maturity of those bonds. Interest on these short-term bonds is not included in the Trust's return figures. Units purchased after the deduction of the first deferred sales charge installment will be charged an up-front sales charge equal to 0.375% per unit based on the Public Offering Price (less any deferred sales charge not yet accrued) multiplied by the number of deferred sales charge payments already deducted. (See How to Buy Units in Part B.)

Although the Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                As a %
                              of Initial
                               Offering
                                Period
                                Public       Amount per
                               Offering        $1,000
                                Price         Invested
                             ------------   ------------
Maximum Sales Charges%                      $       45.00


The Trust (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio-- as is common for mutual funds.

ESTIMATED ANNUAL FUND OPERATING EXPENSES


                             As a %
                           of Average
                           Net Assets*    Per Unit
                           -----------   -----------
Trustee's Fee%                           $
Portfolio Supervision
  and Bookkeeping Fees%
Evaluator's Fee%
Organizational Costs%
Other Operating Expenses%
                           -----------   -----------
TOTAL%                                   $


------------
* Based on the mean of the bid and offer side evaluations.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods:


1 Year   3 Years   5 Years   10 Years
  $         $         $         $

The example assumes reinvestment of all distributions into additional units of the Fund (a reinvestment option different from that offered by this Fund) and uses a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Costs Over Time above reflect both sales charges and operating expenses on an increasing investment (because the net annual return is reinvested). The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than the example.

As of           , 1996, the Public Offering Price was $      , based on the
aggregate offer side value of the bonds ($            ), plus cash ($         ),
divided by the number of units outstanding (     ). An amount equal to principal
cash, if any, as well as net accrued but undistributed interest on the unit is
added to the Public Offering Price. Sponsors' profit on deposit was $         .

The bid side redemption and secondary market repurchase price as of          ,
1996 was $ ($ less than the Public Offering Price). This price reflects deductions of the deferred sales charge, which declines quarterly over the first three years of the Trust ($15 annually). If you redeem or sell your Units before the third anniversary of the Trust, you will pay the remaining balance of the deferred sales charge.

--------------------------------------------------------------------------------

                           Defined New York Portfolio
--------------------------------------------------------------------------------

Municipal Investment Trust Fund
Multistate Series--300
New York Trust                                                            , 1996


                                                     OPTIONAL         SINKING
                                       RATING       REFUNDING           FUND
                                     OF ISSUES     REDEMPTIONS      REDEMPTIONS          COST
PORTFOLIO TITLE                         (1)            (2)              (2)          TO FUND (3)
--------------------------------------------------------------------------------------------------
                                                                                    $











[Short-term (1,2 and 3 year) bonds]
(5)
                                                                                    --------------
                                                                                    --------------
                                                                                    --------------

----------------------------
(1) All ratings are by Standard & Poor's Ratings Group unless followed by ('m'), which indicates a Moody's Investors Service rating or by ('f'), which indicates a Fitch Investors Service rating. Moody's and Fitch ratings have been furnished by the Evaluator but not confirmed with Moody's or Fitch. '++' indicates that while there is no available rating, in the opinion of Defined Asset Funds research analysts the bond has credit characteristics comparable to bonds rated A or better. (See Appendix A to Part B.)
(2) Bonds are first subject to optional redemptions (which may be exercised in whole or in part) on the dates and at the prices indicated under the Optional Refunding Redemptions column. In subsequent years, bonds are redeemable at declining prices, but typically not below par value. Some issues may be subject to sinking fund redemption or extraordinary redemption without premium prior to the dates shown.
(3)  Evaluation of the bonds by the Evaluator is made on the basis of current
offer side evaluation. On this basis, approximately   % of the bonds were
deposited at a premium,   % at par and   % at a discount from par.
(4) This bond is a when-issued bond and is expected to settle days after the settlement date for Units. The Trustee's fees and expenses will be reduced by
$   per Unit to compensate for interest that would have accrued on the bonds between the settlement date for Units and the actual date of delivery of the bonds. (See Income, Distributions and Reinvestment--Income in Part B.)
(5) It is anticipated that interest and principal received from these bonds will be applied to the payment of the Trust's deferred sales charge and, therefore, these amounts have not been included in the Trust's calculation of Estimated Current and Long Term Returns.

--------------------------------------------------------------------------------
                            New York Taxes and Risks
--------------------------------------------------------------------------------

NEW YORK RISK FACTORS

    The State of New York and several of its public authorities and municipalities including, in particular, New York City, continue to face financial difficulties. For many years, the State accumulated deficits by extraordinary borrowing, which have been paid off by the issuance of long-term bonds under legislation limiting future borrowing for deficits. The State's accumulated deficit is about $7.5 billion. For the 1996 fiscal year (ended March
31), to address a $5 billion projected budget gap, the State budget included nearly $1 billion of non-recurring measures; a $445 million surplus was realized. To address a $3.9 billion projected gap, the current year's budget (adopted more than three months after the beginning of the fiscal year) includes $1.3 billion of non-recurring measures. Moody's sharply criticized this budget, concluding that it fails to solve the problem of recurring deficits and is likely to cause extensive delays in adoption of future budgets. State general obligation debt is rated A-by Standard & Poor's and A by Moody's; at March 31, 1996, approximately $5.0 billion face amount was outstanding. 18 State authorities had an aggregate of $73.5 billion of debt outstanding at September 30, 1995, of which approximately $25.7 billion was State supported. Total State-related debt at March 31, 1996 was approximately $38.3 billion.

    New York City implemented nearly $3.5 billion of gap-closing measures for the 1995 fiscal year. The City finished its 1996 fiscal year with a small surplus, after adopting measures to eliminate a projected $3.1 billion budget gap. In June, the City adopted a budget to close a projected $2.7 billion budget gap for the 1997 fiscal year (that began July 1, 1996); in August, the Mayor directed City agencies to plan for $500 million in further spending reductions. One fiscal monitor commented that, in spite of massive gap-closing efforts in the last few years, City finances continue to deteriorate. Budget revisions rely heavily on questionable assumptions and non-recurring measures ($2 billion, $1.2 billion and $1.5 billion, respectively, in the 1995-97 fiscal years), and spending is projected to increase faster than revenue for the next three years, leaving City-projected future budget gaps of $1.7 billion, $2.7 billion and $3.4 billion, respectively; fiscal monitors have higher estimates. By fiscal 1998, the City is scheduled to reach its constitutional limit on debt issuance, and debt service will require 18.5% of projected tax revenues. Yet the Mayor proposed borrowing an additional $1.4 billion over the next four years for school repairs. Courts struck down a Mayoral proposal to sell the City Water System without the City Comptroller's approval, which would have reduced City debt by $1.3 billion and made $800 million available for other purposes. The Mayor also proposes creation of an Infrastructure Financing Authority to sell revenue bonds secured by City personal income tax revenues to avoid being foreclosed from issuance of additional debt. This proposal will need approval by the City Council and the State Legislature. New York City bonds are rated BBB+ by Standard & Poor's and Baa1 by Moody's. At June 30, 1996, approximately $25.1 billion of New York City bonds (excluding City debt held by The Municipal Assistance Corporation for the City of New York (MAC)) and approximately $4.1 billion of MAC bonds and $1.2 billion of public benefit corporation debt were outstanding. Other localities in the State had an aggregate of approximately $17.7 billion of indebtedness outstanding in 1994, of which $83 million was to finance budget deficits.

    For decades, the State's economy has grown more slowly than that of the rest of the nation as a whole. This low growth rate has been attributed, in part, to the combined State and New York City tax burden which is among the highest in the U.S. Because their tax structures are particularly sensitive to economic cycles, both the State and New York City are prone to substantial budget gaps during periods of economic weakness. Each has suffered a decline in population and in manufacturing jobs over many years, and has become particularly dependent on the financial services industry. Unemployment rates, especially in New York City, have been above the national average for several years.

    Both the State and New York City suffer from long-term structural imbalances between revenues and expenditures, which historically have been narrowed through extensive use of non-recurring measures such as bond refinancings, depletion of reserves, sales of assets, cost-cuts and layoffs. Except for property taxes, changes in New York City revenue measures require State approval. The City is also particularly subject to unanticipated increases in labor costs, resulting primarily from expiring union contracts and overtime expense. Both the State and New York City also face substantial replacement costs for infrastructure (such as roads, bridges and other public facilities) which has suffered from reduced maintenance expenditures during various economic declines.

    Various municipalities and State and local authorities in New York (particularly, the Metropolitan Transportation Authority) are dependent to varying degrees on State and federal aid, and could be adversely affected by the State's and federal government's actions to balance their budgets. Because the State constitution has broader requirements, limits on benefits under new welfare reform legislation were estimated to add up to $720 million annually of new costs to the City by 2002. The State is expected to receive $1.3 billion less in Federal welfare and Medicaid grants in the first year. The State's dependence on federal aid and sensitivity to economic cycles, as well as high levels of taxes and unemployment, may continue to make it difficult to balance State and local budgets in the future.

NEW YORK TAXES

       In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing New York law:

       Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and income received by the Trust will be treated as the income of the investors in the same manner as for federal income tax purposes. Accordingly, each investor will be considered to have received the interest on his pro rata portion of each Bond when interest on the Bond is received by the Trust. In the opinion of bond counsel delivered on the date of issuance of the Bonds, such interest will be exempt from New York State and City personal income taxes except where such interest is subject to federal income taxes (see Taxes). A noncorporate investor in Units of the Trust who is a New York State (and City) resident will be subject to New York State (and City) personal income taxes on any gain recognized when he disposes of all or part of his pro rata portion of a Bond. A noncorporate investor who is not a New York State resident will not be subject to New York State or City personal income taxes on any such gain unless such Units are attributable to a business, trade, profession or occupation carried on in New York. A New York State (and City) resident should determine his tax basis for his pro rata portion of each Bond for New York State (and City) income tax purposes in the same manner as for federal income tax purposes. Interest income on, as well as any gain recognized on the disposition of, an investor's pro rata portion of the Bonds is generally not excludable from income in computing New York State and City corporate franchise taxes.

                       REPORT OF INDEPENDENT ACCOUNTANTS


The Sponsors, Trustee and Holders of Municipal Investment Trust Fund, Multistate Series--300, Defined Asset Funds (California and New York Trusts) (the 'Trusts'):

We have audited the accompanying statements of condition and the related defined
portfolios included in the prospectus of the Trusts as of          , 1996. These
financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash and an irrevocable letter of credit deposited for the purchase of securities, as described in the statements of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Trusts as of
         , 1996 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, N.Y.
, 1996

              STATEMENTS OF CONDITION AS OF                , 1996

TRUST PROPERTY


                                                              CALIFORNIA               NEW YORK
                                                                TRUST                   TRUST
                                                         --------------------    --------------------
Investments--Bonds and Contracts to purchase Bonds(1)    $                       $
Cash
Accrued interest to initial date of deposit on underlying
  Bonds
Organizational Costs(2)
                                                         --------------------    --------------------
    Total                                                $                       $
                                                         --------------------    --------------------
                                                         --------------------    --------------------
LIABILITIES AND INTEREST OF HOLDERS
Liabilities: Payment of deferred sales charge(3)         $                       $
    Accrued Liability(2)
                                                         --------------------    --------------------
    Subtotal
                                                         --------------------    --------------------
Interest of Holders of units of fractional undivided
  interest outstanding
  (California Trust--     ; New York
  Trust--     )
    Cost to investors(4)
    Gross underwriting commissions(5)                                       ()                      ()
                                                         --------------------    --------------------
    Subtotal
                                                         --------------------    --------------------
    Total                                                $                       $
                                                         --------------------    --------------------
                                                         --------------------    --------------------

------------
        (1) Aggregate cost to the Fund of the bonds listed under each portfolio is based upon the offer side evaluation determined by the Evaluator at the evaluation time on the business day prior to the initial date of deposit. The contracts to purchase the bonds are collateralized by an irrevocable letter of
credit which has been issued by               , , in the amount of $
deposited with the Trustee. The amount of the letter of credit includes
$           for the purchase of $           face amount of the bonds, plus
$          for accrued interest.
        (2) This represents a portion of the Trust's organizational costs, which will be deferred and amortized over five years.
        (3) Represents the aggregate amount of mandatory distribution of $3.75 per unit payable quarterly February, May, August and November, up to an aggregate of $45.00 per unit over a three-year period. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsors will be satisfied. If units are redeemed prior to the end of the third anniversary of a Trust, the remaining portion of the distribution applicable to such units will be transferred to such account on the redemption date.

        (4) Aggregate public offering price (exclusive of interest) computed on the basis of the offer side evaluation of the underlying bonds as of the evaluation time on the business day prior to the Initial Date of Deposit (3:30 p.m., Eastern time).

        (5) Assumes the maximum sales charge of $45.00 per unit (4.50% of the Public Offering Price).

--------------------------------------------------------------------------------
    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS


                            FOR CALIFORNIA RESIDENTS
--------------------------------------------------------------------------------

                                         COMBINED
                                         EFFECTIVE
TAXABLE INCOME 1996*                     TAX RATE                       TAX-FREE YIELD OF
  SINGLE RETURN          JOINT RETURN       %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                               IS EQUIVALENT TO A TAXABLE YIELD OF
--------------------------------------------------------------------------------
$       0- 24,000     $        0- 40,100   20.10     5.01   5.63     6.26   6.88     7.51   8.14     8.76   9.39    10.01
$  24,000- 58,150     $   40,100- 96,900   34.70     6.13   6.89     7.66   8.42     9.19   9.95    10.72  11.48    12.25
$  58,150-121,300     $   96,900-147,700   37.42     6.39   7.19     7.99   8.79     9.59  10.39    11.19  11.98    12.78
$ 121,300-263,750     $  147,700-263,750   41.95     6.89   7.75     8.61   9.47    10.34  11.20    12.06  12.92    13.78
OVER $263,750              OVER $263,750   45.22     7.30   8.21     9.13  10.04    10.95  11.87    12.78  13.69    14.60


                          FOR NEW YORK CITY RESIDENTS
--------------------------------------------------------------------------------
                                         COMBINED
                                         EFFECTIVE
TAXABLE INCOME 1996*                     TAX RATE                       TAX-FREE YIELD OF
  SINGLE RETURN          JOINT RETURN       %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                               IS EQUIVALENT TO A TAXABLE YIELD OF
--------------------------------------------------------------------------------
$       0- 24,000     $        0- 40,100   24.22     5.28   5.94     6.60   7.26     7.92   8.58     9.24   9.90    10.56
$  24,000- 58,150     $   40,100- 96,900   35.82     6.23   7.01     7.79   8.57     9.35  10.13    10.91  11.69    12.46
$  58,150-121,300     $   96,900-147,700   38.53     6.51   7.32     8.13   8.95     9.76  10.57    11.39  12.20    13.01
$ 121,300-263,750     $  147,700-263,750   42.98     7.02   7.89     8.77   9.65    10.52  11.40    12.28  13.15    14.03
OVER $263,750              OVER $263,750   46.19     7.43   8.36     9.29  10.22    11.15  12.08    13.01  13.94    14.87

                          FOR NEW YORK STATE RESIDENTS
--------------------------------------------------------------------------------
                                         COMBINED
                                         EFFECTIVE
TAXABLE INCOME 1996*                     TAX RATE                       TAX-FREE YIELD OF
  SINGLE RETURN          JOINT RETURN       %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                               IS EQUIVALENT TO A TAXABLE YIELD OF
--------------------------------------------------------------------------------
$       0- 24,000     $        0- 40,100   20.95     5.06   5.69     6.33   6.96     7.59   8.22     8.86   9.49    10.12
$  24,000- 58,150     $   40,100- 96,900   33.04     5.97   6.72     7.47   8.21     8.96   9.71    10.45  11.20    11.95
$  58,150-121,300     $   96,900-147,700   35.83     6.23   7.01     7.79   8.57     9.35  10.13    10.91  11.69    12.47
$ 121,300-263,750     $  147,700-263,750   40.48     6.72   7.56     8.40   9.24    10.08  10.92    11.76  12.60    13.44
OVER $263,750              OVER $263,750   43.83     7.12   8.01     8.90   9.79    10.68  11.57    12.46  13.35    14.24


To compare the yield of a taxable security with the yield of a tax-free security, find your taxable income and read across. The table incorporates 1996 federal and applicable State (and City) income tax rates and assumes that all income would otherwise be taxed at the investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase out of exemptions, itemized deductions or the possible partial disallowance of deductions. Consequently, investors are urged to consult their own tax advisers in this regard.

                        MUNICIPAL INVESTMENT TRUST FUND
                               MULTISTATE SERIES
                              DEFINED ASSET FUNDS

I want to learn more about automatic reinvestment in the Investment Accumulation Program. Please send me information about participation in the Municipal Fund Accumulation Program, Inc. and a current Prospectus.

My name (please
print) _________________________________________________________________________
My address (please print):
Street and Apt.
No. ____________________________________________________________________________
City, State, Zip
Code ___________________________________________________________________________
This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

BUSINESS REPLY MAIL                                              NO POSTAGE
FIRST CLASS    PERMIT NO. 1313    NEW YORK, NY                   NECESSARY
                                                                 IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                  IN THE

        THE BANK OF NEW YORK                                   UNITED STATES
        UNIT INVESTMENT TRUST DEPARTMENT
        P.O. BOX 974
        WALL STREET STATION
        NEW YORK, NY 10268-0974



--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                        MUNICIPAL INVESTMENT TRUST FUND
 FURTHER DETAIL REGARDING ANY OF THE INFORMATION PROVIDED IN THE PROSPECTUS MAY
                                  BE OBTAINED
      WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE, THE ADDRESS AND TELEPHONE NUMBER OF WHICH ARE SET FORTH ON THE BACK COVER OF PART A OF THIS
                                  PROSPECTUS.

                                     Index


                                              PAGE
                                              ----
Fund Description...........................      1
Risk Factors...............................      2
How to Buy Units...........................      7
How to Redeem or Sell Units................      9
Income, Distributions and Reinvestment.....     10
Fund Expenses..............................     11
Taxes......................................     11

                                              PAGE
                                              ----
Records and Reports........................     13
Trust Indenture............................     13
Miscellaneous..............................     14

Exchange Option............................     15

Supplemental Information...................     16
Appendix A--Description of Ratings.........    a-1
Appendix B--Secondary Market Sales Charge
  Schedule.................................    b-1


FUND DESCRIPTION

BOND PORTFOLIO SELECTION

    Professional buyers for Defined Asset Funds, with access to extensive research, selected the Bonds for the Portfolio after considering the Fund's investment objective as well as the quality of the Bonds (all Bonds in the Portfolio are initially rated in the category A or better by at least one nationally recognized rating organization or have comparable credit characteristics), the yield and price of the Bonds compared to similar securities, the maturities of the Bonds and the diversification of the Portfolio. Only issues meeting these stringent criteria of Defined Asset Funds are included in the Portfolio. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield. A summary of the Bonds in the Portfolio appears in Part A of the Prospectus. In a Fund that includes multiple Trusts or Portfolios, the word Fund should be understood to mean each individual Trust or Portfolio.

    The deposit of the Bonds in the Fund on the initial date of deposit established a proportionate relationship among the face amounts of the Bonds. During the 90-day period following the initial date of deposit the Sponsors may deposit additional Bonds in order to create new Units, maintaining to the extent possible that original proportionate relationship. Deposits of additional Bonds subsequent to the 90-day period must generally replicate exactly the proportionate relationship among the face amounts of the Bonds at the end of the initial 90-day period.

    Yields on bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings. Ratings represent opinions of the rating organizations as to the quality of the bonds rated, based on the credit of the issuer or any guarantor, insurer or other credit provider, but these ratings are only general standards of quality (see Appendix A).

    After the initial date of deposit, the ratings of some Bonds may be reduced or withdrawn, or the credit characteristics of the Bonds may no longer be comparable to bonds rated A or better. Bonds rated BBB or Baa (the lowest investment grade rating) or lower may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Bonds rated below investment grade or unrated bonds with similar credit characteristics are often subject to greater market fluctuations and risk of loss of principal and income than higher grade bonds and their value may decline precipitously in response to rising interest rates.

    Because each Defined Asset Fund is a preselected portfolio of bonds, you know the securities, maturities, call dates and ratings before you invest. Of course, the Portfolio will change somewhat over time, as Bonds mature, are redeemed or are sold to meet Unit redemptions or in other limited circumstances. Because the Portfolio is not actively managed and principal is returned as the Bonds are disposed of, this principal should be relatively unaffected by changes in interest rates.

BOND PORTFOLIO SUPERVISION

    The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Fund may retain an issuer's bonds despite adverse financial developments. Experienced financial analysts regularly review the Portfolio and a Bond may be sold in certain circumstances including the occurrence of a default in payment or other default on the Bond, a decline in the projected income pledged for debt service on a revenue bond, institution of certain legal proceedings, if the Bond becomes taxable or is otherwise inconsistent with the Fund's investment objectives, a decline in the price of the Bond or the occurrence of other market or credit factors (including advance refunding) that, in the opinion of the Sponsors makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan.

    The Sponsors and the Trustee are not liable for any default or defect in a Bond. If a contract to purchase any Bond fails, the Sponsors may generally deposit a replacement bond so long as it is a tax-exempt bond, has a fixed maturity or disposition date substantially similar to the failed Bond and is rated A or better by at least one nationally recognized rating organization or has comparable credit characteristics. A replacement bond must be deposited within 110 days after deposit of the failed contract, at a cost that does not exceed the funds reserved for purchasing the failed Bond and at a yield to maturity and current return substantially equivalent (considering then current market conditions and relative creditworthiness) to those of the failed Bond, as of the date the failed contract was deposited.

RISK FACTORS

    An investment in the Fund entails certain risks, including the risk that the value of your investment will decline with increases in interest rates. Generally speaking, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. In recent years there have been wide fluctuations in interest rates and in the value of fixed-rate bonds generally. The Sponsors cannot predict the direction or scope of any future fluctuations.

    Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable debt securities. The current returns of market discount bonds are lower than comparably rated bonds selling at par because discount bonds tend to increase in market value as they approach maturity. The current returns of market premium bonds are higher than comparably rated bonds selling at par because premium bonds tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium bond will result in a reduction in yield to the Fund. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

    Certain Bonds deposited into the Fund may have been acquired on a when-issued or delayed delivery basis. The purchase price for these Bonds is determined prior to their delivery to the Fund and a gain or loss may result from fluctuations in the value of the Bonds. Additionally, if the value of the short-term Bonds intended for payment of the periodic deferred sales charge, together with the interest thereon, were to become insufficient to pay these charges, additional bonds would be required to be sold.

    The Fund may be concentrated in one or more of types of bonds. Concentration in a State may involve additional risk because of the decreased diversification of economic, political, financial and market risks. Set forth below is a brief description of certain risks associated with bonds which may be held by the Fund. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

GENERAL OBLIGATION BONDS

    Certain of the Bonds may be general obligations of a governmental entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and its credit will depend on many factors, including an erosion of the tax base resulting from population declines, natural disasters, declines in the state's industrial base or an inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the entity's control. In addition, political restrictions on the ability to tax and budgetary constraints affecting state governmental aid may have an adverse impact on the creditworthiness of cities, counties, school districts and other local governmental units. Recent and significant changes in Federal welfare policy may have substantial negative impact on certain states, and localities within those states, making their ability to maintain balanced finances more difficult in the future.

MORAL OBLIGATION BONDS

    The Portfolio may include 'moral obligation' bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or local government in question. Even though the state or local government may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the state or local legislature and does not constitute a legally enforceable obligation or debt of the state or local government. The agencies or authorities generally have no taxing power.

REFUNDED BONDS

    Refunded bonds are typically secured by direct obligations of the U.S. Government or in some cases obligations guaranteed by the U.S. Government placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

MUNICIPAL REVENUE BONDS

    Municipal revenue bonds are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. Municipal revenue bonds are not general obligations of governmental entities backed by their taxing power and payment is generally solely dependent upon revenues of the project, excise taxes or state appropriations. Examples of municipal revenue bonds are:

       Municipal utility bonds, including electrical, water and sewer revenue bonds, whose payments are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry. The movement to introduce competition in the investor-owned electric utility industry is likely to indirectly affect municipal utility systems by inducing them to maintain rates as low as possible. In this effort to keep rates low, municipal utilities may have more trouble raising rates to completely recover investment in generating plant;

       Lease rental bonds which are generally issued by governmental financing authorities with no direct taxing power for the purchase of equipment or construction of buildings that will be used by a state or local government. Lease rental bonds are generally subject to an annual risk that the lessee government might not appropriate funds for the leasing rental payments to service the bonds and may also be subject to the risk that rental obligations may terminate in the event of damage to or destruction or condemnation of the equipment or building;

       Multi-family housing revenue bonds and single family mortgage revenue bonds which are issued to provide financing for various housing projects and which are payable primarily from the revenues derived from mortgage loans to housing projects for low to moderate income families or notes secured by mortgages on residences; repayment of this type of bond is therefore dependent upon, among other things, occupancy levels, rental income, the rate of default on underlying mortgage loans, the ability of mortgage insurers to pay claims, the continued availability of federal, state or local housing subsidy programs, economic conditions in local markets, construction costs, taxes, utility costs and other operating expenses and the managerial ability of project managers. Housing bonds are generally prepayable at any time and therefore their average life will ordinarily be less than their stated maturities;

       Hospital, mental health and nursing home facility bonds whose payments are dependent upon revenues of hospitals and other health care providers. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit payments to health care providers. Hospitals must also deal with shifting competition resulting from hospital mergers and affiliations and the need to reduce costs as HMOs increase market penetration. Nursing homes need to keep residential facilities for the elderly, which are not reimbursable from Medicare/Medicaid, on a profitable basis. Hospital supply and drug companies must deal with their need to raise prices in an environment where hospitals and other health care providers are under intense pressure to keep their costs low. Hospitals and health care providers are subject to various legal claims by patients and others and are adversely affected by increasing costs of insurance. The Internal Revenue Service has been engaged in a program of intensive audits of certain large tax-exempt hospital and health care providers. Although these audits have not yet been completed, it has been reported that the tax-exempt status of some of these organizations may be revoked. Some hospitals have been required to pay monetary penalties to the IRS;

       Airport, port, highway and transit authority revenue bonds which are dependent for payment on revenues from the financed projects, including user fees from ports and airports, tolls on turnpikes and bridges, rents from buildings, transit fare revenues and additional financial resources including federal and state subsidies, lease rentals paid by state or local governments or a pledge of a special tax such as a sales tax or a property tax. In the case of the air travel industry, airport income is largely affected by the airlines' ability to meet their obligations under use agreements which in turn is affected by increased competition among airlines, excess capacity and increased fuel costs, among other factors;

       Solid waste disposal bonds which are generally payable from dumping and user fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products and which are therefore dependent upon the ability of municipalities to fully utilize the facilities, sufficient supply of waste for disposal, economic or population growth, the level of construction and maintenance costs, the existence of lower-cost alternative modes of waste processing and increasing environmental regulation. A recent decision of the U.S. Supreme Court limiting a municipality's ability to require use of its facilities may have an adverse affect on the credit quality of various issues of these bonds;

       Special tax bonds which are not secured by general tax revenues but are only payable from and secured by the revenues derived by a municipality from a particular tax--for example, a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor and may therefore be adversely affected by a reduction in revenues resulting from a decline in the local economy or population or a decline in the consumption, use or cost of the goods and services that are subject to taxation;

       Student loan revenue bonds which are typically secured by pledges of new or existing student loans. The loans, in turn, are generally either guaranteed by eligible guarantors and reinsured by the Secretary of the U.S. Department of Education, directly insured by the federal government, or financed as part of supplemental or alternative loan programs within a state (e.g., loan repayments are not guaranteed). These bonds often permit the issuer to enter into interest rate swap agreements with eligible counterparties in which event the bonds are subject to the additional risk of the counterparty's ability to fulfill its swap obligation;

       University and college bonds, the payments on which are dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, the availability of endowments and other funds and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education; and

       Tax increment and tax allocation bonds, which are secured by ad valorem taxes imposed on the incremental increase of taxable assessed valuation of property within a jurisdiction above an established base of assessed value. The issuers of these bonds do not have general taxing authority and the tax assessments on which the taxes used to service the bonds are based may be subject to devaluation due to market price declines or governmental action.

    Puerto Rico. Certain Bonds may be affected by general economic conditions in the Commonwealth of Puerto Rico. Puerto Rico's economy is largely dependent for its development on federal programs, and current federal budgetary policies suggest that an expansion of its programs is unlikely. Reductions in federal tax benefits or incentives or curtailment of spending programs could adversely affect the Puerto Rican economy.

    Industrial Development Revenue Bonds. Industrial development revenue bonds are municipal obligations issued to finance various privately operated projects including pollution control and manufacturing facilities. Payment is generally solely dependent upon the creditworthiness of the corporate operator of the project and, in certain cases, an affiliated or third party guarantor and may be affected by economic factors relating to the particular industry as well as varying degrees of governmental regulation. In many cases industrial revenue bonds do not have the benefit of covenants which would prevent the corporations from engaging in capital restructurings or borrowing transactions which could reduce their ability to meet their obligations and result in a reduction in the value of the Portfolio.

BONDS BACKED BY LETTERS OF CREDIT OR INSURANCE

    Certain Bonds may be secured by letters of credit issued by commercial banks or savings banks, savings and loan associations and similar thrift institutions or are direct obligations of banks or thrifts. The letter of credit may be drawn upon, and the Bonds redeemed, if an issuer fails to pay amounts due on the Bonds or, in certain cases, if the interest on the Bond becomes taxable. Letters of credit are irrevocable obligations of the issuing institutions. The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.

    Certain Bonds may be insured or guaranteed by insurance companies listed below. The claims-paying ability of each of these companies, unless otherwise indicated, was rated AAA by Standard & Poor's or another nationally recognized rating organization at the time the insured Bonds were purchased by the Fund. The ratings are subject to change at any time at the discretion of the rating agencies. In an Insured Series, in the event that the rating of an insurance company insuring a bond is reduced, the Sponsors are authorized to direct the Trustee to obtain other insurance on behalf of the Fund. The insurance policies guarantee the timely payment of principal and interest on the Bonds but do not guarantee their market value or the value of the Units. The insurance policies generally do not provide for accelerated payments of principal or cover redemptions resulting from events of taxability.

     The following summary information relating to the listed insurance companies has been obtained from publicly available information:

                                                                          FINANCIAL INFORMATION
                                                                           AS OF MARCH 31, 1996
                                                                         (IN MILLIONS OF DOLLARS)
                                                                     --------------------------------
                                                        DATE           ADMITTED       POLICYHOLDERS'
                         NAME                        ESTABLISHED        ASSETS           SURPLUS
      -------------------------------------------   -------------    ------------    ----------------
      AMBAC Indemnity Corporation................             1970   $       2,440   $             879
      Asset Guaranty Insurance Co. (AA by S&P)...             1988             185                  82
      Capital Markets Assurance Corp. (CAPMAC)                1987             292                 196
      Connie Lee Insurance Company...............             1987             216                 111
      Financial Guaranty Insurance Company.......             1984           2,314               1,033
      Financial Security Assurance Inc. (FSA)
        (including Financial Security Assurance
        of Maryland Inc. (FSAM) (formerly Capital
        Guaranty Insurance Company)..............             1984           1,157                 458
      MBIA Insurance Corporation.................             1986           3,968               1,317

    Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

STATE RISK FACTORS

    Investment in a single State Trust, as opposed to a Fund which invests in the obligations of several states, may involve some additional risk due to the decreased diversification of economic, political, financial and market risks. A brief description of the factors which may affect the financial condition of the applicable State for any State Trust, together with a summary of tax considerations relating to that State, appear in Part A of the Prospectus; further information is contained in the Information Supplement.

LITIGATION AND LEGISLATION

    The Sponsors do not know of any pending litigation as of the initial date of deposit which might reasonably be expected to have a material adverse effect upon the Fund. At any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Bonds in the Fund. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of certain Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that it has been validly issued and that the interest thereon is exempt from federal income tax. From time to time, proposals are introduced in Congress to, among other things, reduce federal income tax rates, impose a flat tax, exempt investment income from tax or abolish the federal income tax and replace it with another form of tax. Enactment of any such legislation could adversely affect the value of the Units. The Fund, however, cannot predict what legislation, if any, in respect of tax rates may be proposed, nor can it predict which proposals, if any, might be enacted.

    Also, certain proposals, in the form of state legislative proposals or voter initiatives, seeking to limit real property taxes have been introduced in various states, and an amendment to the constitution of the State of California, providing for strict limitations on real property taxes, has had a significant impact on the taxing powers of local governments and on the financial condition of school districts and local governments in California. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds. Under the Federal Bankruptcy Code, for example, municipal bond issuers, as well as any underlying corporate obligors or guarantors, may proceed to restructure or otherwise alter the terms of their obligations.

    From time to time Congress considers proposals to prospectively and retroactively tax the interest on state and local obligations, such as the Bonds. The Supreme Court clarified in South Carolina v. Baker (decided on April 20, 1988) that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could require investors to pay income tax on interest from the Bonds and could adversely affect an investment in Units. See Taxes.

PAYMENT OF THE BONDS AND LIFE OF THE FUND

    The size and composition of the Portfolio will change over time. Most of the Bonds are subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. In general, optional refunding redemption provisions are more likely to be exercised when the value of a Bond is at a premium over par than when it is at a discount from par. Some Bonds may be subject to sinking fund and extraordinary redemption provisions which may commence early in the life of the Fund. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units and whether or not the Sponsors are able to sell the Units acquired by them in the secondary market. As a result, Units offered in the secondary market may not represent the same face amount of Bonds as on the initial date of deposit. Factors that the Sponsors will consider in determining whether or not to sell Units acquired in the secondary market include the diversity of the Portfolio, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current and long-term returns, the degree to which Units may be selling at a premium over par and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than its mandatory termination date.

FUND TERMINATION

    The Fund will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Bond or upon the consent of investors holding 51% of the Units. The Fund may also be terminated earlier by the Sponsors once the total assets of the Fund have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Fund early will be based on factors similar to those considered by the Sponsors in determining whether to continue the sale of Units in the secondary market.

    Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Fund will seek to dispose of any Bonds remaining in the Portfolio although any Bond unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Bonds, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

LIQUIDITY

    Up to 40% of the value of the Portfolio may be attributable to guarantees or similar security provided by corporate entities. These guarantees or other security may constitute restricted securities that cannot be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended. The Sponsors nevertheless believe that, should a sale of the Bonds guaranteed or secured be necessary in order to meet redemption of Units, the Trustee should be able to consummate a sale with institutional investors.

    The principal trading market for the Bonds will generally be in the over-the-counter market and the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in them. There can be no assurance that a liquid trading market will exist for any of the Bonds, especially since the Fund may be restricted under the Investment Company Act of 1940 from selling Bonds to any Sponsor. The value of the Portfolio will be adversely affected if trading markets for the Bonds are limited or absent.

HOW TO BUY UNITS

    Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price plus accrued interest on the Units. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

    Net accrued interest and principal cash, if any, are added to the Public Offering Price, the Sponsors' Repurchase Price and the Redemption Price per Unit. This represents the interest accrued on the Bonds, net of Fund expenses, from the initial date of deposit to, but not including, the settlement date for Units (less any prior distributions of interest income to investors). Bonds deposited also carry accrued but unpaid interest up to the initial date of deposit. To avoid having investors pay this additional accrued interest (which earns no return) when they purchase Units, the Trustee advances and distributes this amount to the Sponsors; it recovers this advance from interest received on the Bonds. Because of varying interest payment dates on the Bonds, accrued interest at any time will exceed the interest actually received by the Fund.

    Because accrued interest on the Bonds is not received by the Fund at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received by the Fund. To eliminate fluctuations in the Monthly Income Distribution, a portion of the Public Offering Price may consist of cash in an amount necessary for the Trustee to provide approximately equal distributions. Upon the sale or redemption of Units, investors will receive their proportionate share of this cash. In addition, if a Bond is sold, redeemed or otherwise disposed of, the Fund will periodically distribute to investors the portion of this cash that is attributable to the Bond.

    The regular Monthly Income Distribution is stated in Part A of the Prospectus and will change as the composition of the Portfolio changes over time.

    During the initial offering period and for at least the first three months of the Fund, the Public Offering Price (and the Initial Repurchase Price) is based on the higher, offer side evaluation of the Bonds at the next Evaluation Time after the order is received. In the secondary market (after the initial offering period), the Public Offering Price (and the Sponsors' Repurchase Price and the Redemption Price) is based on the lower, bid side evaluation of the Bonds.


    The Fund does not have an up-front sales charge in the initial offering period until the deduction of the first Deferred Sales Charge installment. In the first three years of owning your units, you will pay a quarterly Deferred Sales Charge of $3.75 per Unit which will accrue in 12 quarterly installments commencing on the date indicated in part A of this Prospectus. Units redeemed or repurchased prior to the accrual of the final Deferred Sales Charge installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds.

    Units purchased after the deduction of the first Deferred Sales Charge installment will be charged an up-front sales charge equal to 0.375% per Unit based on the Public Offering Price (less any deferred sales charge not yet accrued), multiplied by the number of Deferred Sales Charge installments deducted. For example, Units purchased after the first Deferred Sales Charge installment deduction would incur an up-front sales charge of 0.375% per Unit and a deferred sales charge of $41.25 per Unit.

    Units purchased after the deduction of the final Deferred Sales Charge installment will be subject only to an up-front sales charge based on the maturities of the bonds in the Portfolio, as set forth in Appendix B.


                                     * * *

    Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at any time at prices including a sales charge of not less than $5 per Unit.

EVALUATIONS

    Evaluations are determined by the independent Evaluator on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Bond evaluations are based on closing sales prices (unless the Evaluator deems these prices inappropriate). If closing sales prices are not available, the evaluation is generally determined on the basis of current bid or offer prices for the Bonds or comparable securities or by appraisal or by any combination of these methods. In the past, the bid prices of publicly offered tax-exempt issues have been lower than the offer prices by as much as 3 1/2% or more of face amount in the case of inactively traded issues and as little as 1/2 of 1% in the case of actively traded issues, but the difference between the offer and bid prices has averaged between 1 and 2% of face amount. Neither the Sponsors, the Trustee or the Evaluator will be liable for errors in the Evaluator's judgment. The fees of the Evaluator will be borne by the Fund.

CERTIFICATES

    Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Redeem or Sell Units--Redeeming Units with the Trustee). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO REDEEM OR SELL UNITS

    You can redeem your Units at any time for net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS WITH THE TRUSTEE

    You can always redeem your Units directly with the Trustee for net asset value. This can be done by sending the Trustee a redemption request together with any Unit certificates you hold, which must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

    Within seven days after the Trustee's receipt of your request containing the necessary documents, a check will be mailed to you in an amount equal to the net asset value of your Units. Because of sales charges, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Bonds, net accrued interest, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses and any remaining deferred sales charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. Bonds are evaluated on the offer side during the initial offering period and for at least the first three months of the Fund (even in the secondary market) and on the bid side thereafter.

    As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

    If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Bonds selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Bonds would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Bonds are being sold during a time when additional Units are being created by the purchase of additional Bonds (as described under Portfolio Selection), Bonds will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the face amounts of each Bond in the Portfolio.

    The Trustee is authorized, on a redemption request for Units with a value exceeding $250,000 by any investor who acquired 25% or more of the outstanding Units of a Trust, to pay part or all of the redemption 'in kind' (by the distribution of Bonds and cash with an aggregate value equal to the applicable Redemption Price of the Units tendered for redemption). The Trustee will attempt to make a pro rata distribution of Bonds in the Portfolio, but reserves the right to distribute solely one or more Bonds. The distribution will be made to the distribution agent and either held for the account of the investor or disposed of in accordance with the instructions of the investor. Any transaction costs as well as transfer and ongoing custodial fees on sales of the Bonds distributed in kind will be borne by the redeeming investor.

    Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Bonds not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSORS' SECONDARY MARKET FOR UNITS

    The Sponsors, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of sales charges, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsors may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

    The Sponsors may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME

    Some of the Bonds may have been purchased on a when-issued basis or may have a delayed delivery. Since interest on these Bonds does not begin to accrue until the date of their delivery to the Fund, the Trustee's annual fee and expenses may be reduced to provide tax-exempt income to investors for this non-accrual period. If a when-issued Bond is not delivered until later than expected and the amount of the Trustee's annual fee and expenses is insufficient to cover the additional accrued interest, the Sponsors will treat the contracts as failed Bonds. The Trustee is compensated for its fee reduction by drawing on the letter of credit deposited by the Sponsors before the settlement date for these Bonds and depositing the proceeds in a non-interest bearing account for the Fund.

    Interest received is credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund.

DISTRIBUTIONS

    Each Unit receives an equal share of monthly distributions of interest income net of estimated expenses. Interest on the Bonds is generally received by the Fund on a semi-annual or annual basis. Because interest on the Bonds is not received at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received. To eliminate fluctuations in the Monthly Income Distribution, the Trustee will advance amounts necessary to provide approximately equal interest distributions; it will be reimbursed, without interest, from interest received on the Bonds, but the Trustee is compensated, in part, by holding the Fund's cash balances in non-interest bearing accounts. Along with the Monthly Income Distributions, the Trustee will distribute the investor's pro rata share of principal received from any disposition of a Bond to the extent available for distribution. In addition, distributions of amounts necessary to pay the deferred sales charge will be made from the Capital and Income Accounts to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations.

    The initial estimated annual income per Unit, after deducting estimated annual Fund expenses and the portion of the deferred sales charge payable from interest income) as stated in Part A of the Prospectus, will change as Bonds mature, are called or sold or otherwise disposed of, as replacement bonds are deposited and as Fund expenses change. Because the Portfolio is not actively managed, income distributions will generally not be affected by changes in interest rates. Depending on the financial conditions of the issuers of the Bonds, the amount of income should be substantially maintained as long as the Portfolio remains unchanged; however, optional bond redemptions or other Portfolio changes may occur more frequently when interest rates decline, which would result in early returns of principal and possibly earlier termination of the Fund.

RETURN CALCULATIONS

    Estimated Current Return shows the estimated annual cash to be received from interest-bearing bonds in a Portfolio (net of estimated annual expenses) divided by the Public Offering Price (including the maximum sales charge). Estimated Long Term Return is a measure of the estimated return over the estimated life of the Trust. This represents an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual Bonds in the Portfolio, adjusted to reflect the maximum sales charge and estimated expenses. The average yield for the Portfolio is derived by weighting each Bond's yield by its market value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long Term Return takes into account maturities, discounts and premiums of the underlying Bonds.

    No return estimate can be predictive of your actual return because returns will vary with purchase price (including sales charges), how long units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated Current Return and Estimated Long Term Return are designed to be comparative rather than predictive. A yield calculation which is more comparable to an individual Bond may be higher or lower than Estimated Current Return or Estimated Long Term Return which are more comparable to return calculations used by other investment products.

REINVESTMENT

    Distributions will be paid in cash unless the investor elects to have distributions reinvested without sales charge in the Municipal Fund Accumulation Program, Inc. The Program is an open-end management investment company whose investment objective is to obtain income exempt from regular federal income taxes by investing in a diversified portfolio of state, municipal and public authority bonds rated A or better or with comparable credit characteristics. Reinvesting compounds earnings free from federal tax. Investors participating in the Program will be subject to state and local income taxes to the same extent as if the distributions had been received in cash, and most of the income on the Program is subject to state and local income taxes. For more complete information about the Program, including charges and expenses, request the Program's prospectus from the Trustee. Read it carefully before you decide to participate. Written notice of election to participate must be received by the Trustee at least ten days before the Record Day for the first distribution to which the election is to apply.

FUND EXPENSES

    Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for maintaining the Fund's registration statement current with Federal and State authorities, extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Bonds for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per $1,000 face amount to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Municipal Investment Trust Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund, currently estimated at a maximum of $0.10 per Unit. The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

    All or a portion of expenses incurred in establishing the Fund, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund and amortized over five years. Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund. Sales charges on Defined Asset Funds range from under 1.0% to 5.5%. This may be less than you might pay to buy and hold a comparable managed fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results. Because our portfolios rarely hold any significant amount of cash, your money is more fully invested.

TAXES

    The following discussion addresses only the U.S. federal and certain New York State and City income tax consequences under current law of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies or other investors with special circumstances.

    In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:


       The Fund is not an association taxable as a corporation for federal income tax purposes. Each investor will be considered the owner of a pro rata portion of each Bond in the Fund under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). Each investor will be considered to have received the interest and accrued the original issue discount, if any, on his pro rata portion of each Bond when interest on the Bond is received or original issue discount is accrued by the Fund regardless of whether such interest is used to pay a portion of the deferred sales charge. The investor's basis in his Units will be equal to the cost of his Units, including any up-front or deferred sales charge and the organizational expenses borne by the investor.


       When an investor pays for accrued interest, the investor's confirmation of purchase will report to him the amount of accrued interest for which he paid. These investors will receive the accrued interest amount as part of their first monthly distribution. Accordingly, these investors should reduce their tax basis by the accrued interest amount after the first monthly distribution.

       An investor will recognize taxable gain or loss when all or part of his pro rata portion of a Bond is disposed of by the Fund. An investor will also be considered to have disposed of all or a portion of his pro rata portion of each Bond when he sells or redeems all or some of his Units. An investor who is treated as having acquired his pro rata portion of a Bond at a premium will be required to amortize the premium over the term of the Bond. The amortization is only a reduction of basis for the investor's pro rata portion of the Bond and does not result in any deduction against the investor's income. Therefore, under some circumstances, an investor may recognize taxable gain when his pro rata portion of a Bond is disposed of for an amount equal to or less than his original tax basis therefor.

       Under Section 265 of the Code, a non-corporate investor is not entitled to a deduction for his pro rata share of fees and expenses of the Fund, because the fees and expenses are incurred in connection with the production of tax-exempt income. Further, if borrowed funds are used by an investor to purchase or carry Units of the Fund, interest on this indebtedness will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units.

       Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and income received by the Fund will be treated as the income of the investors in the same manner as for federal income tax purposes, but will not be tax-exempt except to the extent such income is earned by bonds in the Fund that are otherwise tax-exempt for New York purposes.

       The foregoing discussion relates only to U.S. federal and certain aspects of New York State and City income taxes. Depending on their state of residence, investors may be subject to state and local taxation and should consult their own tax advisers in this regard.

                                    *  *  *

    In the opinion of bond counsel rendered on the date of issuance of each Bond, the interest on each Bond is excludable from gross income under existing law for regular federal income tax purposes (except in certain circumstances depending on the investor) but may be subject to state and local taxes, and interest on some or all of the Bonds may become subject to regular federal income tax, perhaps retroactively to their date of issuance, as a result of changes in federal law or as a result of the failure of issuers (or other users of the proceeds of the Bonds) to comply with certain ongoing requirements. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which the interest is determined to be taxable.

    Neither the Sponsors nor Davis Polk & Wardwell have made or will make any review of the proceedings relating to the issuance of the Bonds or the basis for these opinions and there can be no assurance that the issuer (and other users) will comply with any ongoing requirements necessary for a Bond to maintain its tax-exempt character.

    The Internal Revenue Service is currently engaged in a program of intensive audits of certain tax-exempt hospital and health care facility organizations. Although these audits have not yet been completed, it has been reported that the tax-exempt status of some of these organizations may be revoked. At this time, it is uncertain whether any of the hospital and health care facility obligations held by the Fund will be affected by such audit proceedings.

RECORDS AND REPORTS

    The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Bonds and a copy of the Indenture, and supplemental information on the operations of the Fund and the risks associated with the Bonds held by the Fund, which may be inspected by investors at reasonable times during business hours.

    With each distribution, the Trustee includes a statement of the interest and any other receipts being distributed. Within five days after deposit of Bonds in exchange or substitution for Bonds (or contracts) previously deposited, the Trustee will send a notice to each investor, identifying both the Bonds removed and the replacement bonds deposited. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts and amounts distributed during the year and Bonds held, the number of Units outstanding and the Redemption Price at year end, the interest received by the Fund on the Bonds, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity or sale of any Bond), and the fees and expenses paid by the Fund, among other matters. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service. Investors are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year. Investors may obtain copies of Bond evaluations from the Trustee to enable them to comply with federal and state tax reporting requirements. Fund accounts are audited annually by independent accountants selected by the Sponsors. Audited financial statements are available from the Trustee on request.

TRUST INDENTURE

    The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors, the Trustee and the Evaluator. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

    The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified on the substance of any amendment.

    The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The Evaluator may resign or be removed by the Sponsors and the Trustee without the investors' consent. The resignation or removal of either becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee or Evaluator may apply to a court of competent jurisdiction to appoint a successor.

    Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

    The Sponsors, the Trustee and the Evaluator are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor or the Evaluator) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

    The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

    The Statement of Condition in the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

    The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

SPONSORS

    The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

CODE OF ETHICS

    The Agent for the Sponsors has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Agent's responsibilities to the Funds.

PUBLIC DISTRIBUTION

    In the initial offering period Units will be distributed to the public through the Underwriting Account and dealers who are members of the National Association of Securities Dealers, Inc. The initial offering period is 30 days or less if all Units are sold. If some Units initially offered have not been sold, the Sponsors may extend the initial offering period for up to four additional successive 30-day periods.

    The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.; however, Units of a State trust will be offered for sale only in the State for which the trust is named, except that Units of a New Jersey trust will also be offered in Connecticut, Units of a Florida trust will also be offered in New York and Units of a New York trust will also be offered in Connecticut, Florida and Puerto Rico. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price, but the Agent for the Sponsors reserves the right to change the rate of any concession from time to time. Any dealer or introducing dealer may reallow a concession up to the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

    Upon sale of the Units, the Underwriters will be entitled to receive sales charges. The Sponsors also realize a profit or loss on deposit of the Bonds equal to the difference between the cost of the Bonds to the Fund (based on the offer side evaluation on the initial date of deposit) and the Sponsors' cost of the Bonds. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Bonds it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

FUND PERFORMANCE

    Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of income and principal distributions reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.




     Fund performance may be compared to performance on the same basis (with distributions reinvested) of Moody's Municipal Bond Averages or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Average annual compounded rates of return of selected asset classes over various periods of time may also be compared to the rate of inflation over the same periods.


DEFINED ASSET FUNDS

    Municipal Investment Trust Funds have provided investors with tax-free income for more than 30 years. For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio of municipal bonds and the return are relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Tax-exempt income can help investors keep more today for a more secure financial future. It can also be important in planning because tax brackets may increase with higher earnings or changes in tax laws. Defined equity funds offer growth potential and some protection against inflation. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term income by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. One's investment objectives may call for a combination of Defined Asset Funds.

    Defined Asset Funds reflect a buy and hold strategy that the Sponsors believe can be more effective and cost-effective than active management. This strategy is premised on selection criteria and procedures, diversification and regular monitoring by investment professionals. Various advertisements and sales literature may summarize the results of economic studies concerning how stock market movement has tended to be concentrated and how longer-term investments can tend to reduce risk.

    One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income.

EXCHANGE OPTION

    You may exchange Units of the Fund for units of certain other Defined Asset Funds subject only to a reduced sales charge.

    Upon the deduction of the final Deferred Sales Charge installment for the Fund, you may exchange your units of any Municipal Investment Trust Fund Intermediate Term Series with a regular maximum sales charge of at least 3.25%, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, for Units of this Fund at their relative net asset values, subject only to a reduced sales charge or to any remaining deferred sales charge on the units being exchanged, as applicable.


    To make an exchange, you should contact your financial professional to find out what suitable Exchange Funds are available and to obtain a prospectus. You may acquire units of only those Exchange Funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of Exchange Fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

    As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

    Upon writing or calling the Trustee shown on the back cover of Part A of this Prospectus, investors will receive at no cost to the investor supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of Bonds that may be part of the Fund's Portfolio, general risk disclosure concerning any letters of credit or insurance securing certain Bonds, and general information about the structure and operation of the Fund.

                                   APPENDIX A

DESCRIPTION OF RATINGS (AS DESCRIBED BY THE RATING COMPANIES THEMSELVES)

STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL, INC.

    AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    A provisional rating, indicated by 'p' following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

    * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.

    Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols give investors a more precise indication of relative debt quality in each of the historically defined categories.

    Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.

    NR--Should no rating be assigned, the reason may be one of the following:
(a) an application for rating was not received or accepted; (b) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (c) there is a lack of essential data pertaining to the issue or issuer or (d) the issue was privately placed, in which case the rating is not published in Moody's publications.

FITCH INVESTORS SERVICE, INC.

    AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

    A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

    A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

DUFF & PHELPS CREDIT RATING CO.

    AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

    AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic condtions.

    A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

    A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

                                   APPENDIX B
                     SECONDARY MARKET SALES CHARGE SCHEDULE

    Units purchased after the deduction of the final deferred sales charge installment will be subject only to an up-front sales charge based on the maturities of the bonds in the Portfolio, as set forth below.


                 ACTUAL SALES
                  CHARGE AS       DEALER CONCESSION
                  PERCENT OF        AS PERCENT OF
  NUMBER OF    EFFECTIVE SALES     EFFECTIVE SALES
    UNITS           CHARGE              CHARGE
-------------  ----------------   ------------------
1-249                        100%               65.00%
250-499                       80                52.00
500-749                       60                39.00
750-999                       45                29.25
1,000 or more                 35                22.75


                             EFFECTIVE SALES CHARGE


                                    AS
                                  PERCENT      AS PERCENT
                                  OF BID        OF PUBLIC
           TIME TO                 SIDE         OFFERING
           MATURITY              EVALUATION       PRICE
-----------------------------    ---------     -----------
Less than six months                      0%              0%
Six months to less than 1
 year                                 0.503            0.50
1 year to less than 2 years           1.010            1.00
2 years to less than 3 years          1.523            1.50
3 years to less than 4 years          2.302            2.25
4 years to less than 5 years          2.828            2.75
5 years to less than 6 years          3.093            3.00
6 years to less than 7 years          3.359            3.25
7 years to less than 8 years          3.627            3.50
8 years to less than 9 years          4.167            4.00
9 years to less than 12 years         4.439            4.25
12 years to less than 15 years        4.712            4.50
15 years or more                      5.820            5.50




    For this purpose, a Bond will be considered to mature on its stated maturity date unless: it has been called for redemption; (although not called) its yield to maturity is more than 40 basis points higher than its yield to any call date; funds or securities have been placed in escrow to redeem it on an earlier date; or the Bond is subject to a mandatory tender. In each of these cases the earlier date will be considered the maturity date.

                              DEFINED
                              ASSET FUNDSSM


SPONSORS:                          MUNICIPAL INVESTMENT
Merrill Lynch,                     TRUST FUND

Pierce, Fenner & Smith IncorporatedMultistate Series--300

Defined Asset Funds                (Unit Investment Trusts)
P.O. Box 9051,
Princeton, NJ                      This Prospectus does not contain all of the
08543-9051                         information with respect to the investment
(609) 282-8500                     company set forth in its registration
Smith Barney Inc.                  statement and exhibits relating thereto which
388 Greenwich Street--23rd Floor,  have been filed with the Securities and
New York, NY 10013                 Exchange Commission, Washington, D.C. under
(212) 816-4000                     the Securities Act of 1933 and the Investment
PaineWebber Incorporated           Company Act of 1940, and to which reference
1200 Harbor Blvd.,                 is hereby made. Copies of filed material can
Weehawken, NJ 07087                be obtained from the Public Reference Section
(201) 902-3000                     of the Commission, 450 Fifth Street, N.W.,
Prudential Securities Incorporated Washington, D.C. 20549 at prescribed rates.
One New York Plaza,                The Commission also maintains a Web site that
New York, NY 10292                 contains information statements and other
(212) 778-6164                     information regarding registrants such as
Dean Witter Reynolds Inc.          Defined Asset Funds that file electronically
Two World Trade Center--59th Floor,with the Commission at http://www.sec.gov.
New York, NY 10048                 ------------------------
(212) 392-2222                     No person is authorized to give any
EVALUATOR:                         information or to make any representations
Kenny Information Systems,         with respect to this investment company not
a division of J. J. Kenny Co., Inc.contained in this Prospectus; and any
65 Broadway, New York, NY 10019    information or representation not contained
TRUSTEE:                           herein must not be relied upon as having been

The Bank of New York               authorized.
Unit Investment Trust Department   ------------------------
Box 974--Wall Street Division      When Units of this Fund are no longer
New York, NY 10268-0974            available this Prospectus may be used as a
1-800-221-7771                     preliminary prospectus for a future series,
                                   and investors should note the following:
                                   Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange
                                   Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
                                   This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                        15370--10/96